                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Premier Parks Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                           KPMG Peat Marwick LLP


Oklahoma City, Oklahoma
March 23, 1998